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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                Date of Report:  January 6, 1998
                (Date of earliest event reported)



                   COCA-COLA ENTERPRISES INC.
     (Exact name of Registrant as specified in its charter)


   Delaware               1-9300                 58-0503352
  (State of         (Commission File No.)         (IRS Employer
incorporation)                                 Identification No.)


        2500 Windy Ridge Parkway, Atlanta, Georgia 30339
  (Address of principal executive offices, including zip code)



                         (770) 989-3000
      (Registrant's telephone number, including area code)


















                                                   Page One of 12
                                             Exhibit Index Page 4
          Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits

                    1.01  Terms Agreement dated as of January  6,
                          1998 relating to the offer and sale of the 6.75% Debentures Due 2038 (the "Debentures").

                    4.01  Form of the Debentures.


















































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                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COCA-COLA ENTERPRISES INC.
                                      (Registrant)

                                     /S/ LOWRY F. KLINE
                              By:________________________________
                              Name:   Lowry F. Kline
                              Title:  Executive Vice President
                                      and General Counsel

Date:          January  14, 1998









































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                          EXHIBIT INDEX

Exhibit No.                                               Page

1.01           Terms Agreement dated as of January        5
               6, 1998 relating to the offer and
               sale of the 6.75% Debentures Due
               2038 (the "Debentures").

4.01           Form of the Debentures.                    8




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